UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2005


                                SENTO CORPORATION
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             (Exact name of registrant as specified in its charter)

              Utah                     000-06425                 87-0284979
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

               420 E. South Temple, Suite 400
                   Salt Lake City, Utah                        84111
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        (Address of principal executive offices)            (Zip Code)

                                 (801) 431-9202
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                           808 East Utah Valley Drive
                           American Fork, Utah 84003
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 26, 2005, Sento Corporation issued a press release reporting its unaudited financial results for the fiscal quarter ended June 30, 2005, and announcing its quarterly conference call, a copy of which is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

         Statements in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento's stock price has historically been volatile; difficulties encountered in post-acquisition integration and operation of recently-acquired assets including retaining existing clients of the acquired company; variations in market and economic conditions; the effect on Sento's earnings of the repricing of options; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from Sento's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB, as amended.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                 Title of Document                  Location
-------------- ---------------------------------------------- ------------------

     99        Miscellaneous
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    99.01      Public release dated July 26, 2005             Attached
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* All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SENTO CORPORATION


Date: July 26, 2005                              By /s/ Anthony Sansone
                                                    --------------------------
                                                    Anthony Sansone, CFO

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